Liability for Policy and Contract Claims	12 Months Ended
Dec. 31, 2011
Liability for Policy and Contract Claims

(11) Liability for Policy and Contract Claims

The following table sets forth changes in the liability for policy and contract claims for the dates indicated:

(Amounts in millions)	2011 (1)	2010 (2)	2009 (3)
Beginning as of January 1	$6,933	$6,567	$5,322
Less reinsurance recoverables	(1,654)	(1,769)	(1,454)

Net balance as of January 1	5,279	4,798	3,868

Incurred related to insured events of:
Current year	3,562	3,436	3,768
Prior years	651	799	421

Total incurred	4,213	4,235	4,189

Paid related to insured events of:
Current year	(1,238)	(1,217)	(1,441)
Prior years	(2,379)	(2,669)	(2,013)

Total paid	(3,617)	(3,886)	(3,454)

Interest on liability for policy and contract claims	136	121	121
Foreign currency translation	(17)	11	95
Other (4)	(28)	—	(21)

Net balance as of December 31	5,966	5,279	4,798
Add reinsurance recoverables	1,654	1,654	1,769

Balance as of December 31	$7,620	$6,933	$6,567

(1)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2011 were reduced by loss mitigation activities of $95 million, including $88 million related to workouts, loan modifications and pre-sales, and $7 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $472 million to date, including $434 million related to workouts, loan modifications and pre-sales, and $38 million related to rescissions, net of reinstatements of $84 million.

(2)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2010 were reduced by loss mitigation activities of $194 million, including $186 million related to workouts, loan modifications and pre-sales, and $8 million related to rescissions, net of reinstatements. Loss mitigation actions related to prior year delinquencies resulted in a reduction of expected losses of $540 million to date, including $390 million related to workouts, loan modifications and pre-sales, and $150 million related to rescissions, net of reinstatements of $175 million.

(3)

Current year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2009 were reduced by loss mitigation activities of $382 million, including $232 million related to rescissions, net of reinstatements, and $150 million related to workouts, loan modifications and pre-sales. Prior year reserves related to our U.S. Mortgage Insurance segment for the year ended December 31, 2009 were reduced by current year loss mitigation activities of $465 million, including $351 million related to rescissions, net of reinstatements, and $114 million related to workouts, loan modifications and pre-sales. Reinstatements were not material in 2009.

(4)	The amounts relate to the sale of our Medicare supplement insurance business in 2011 and one of our Mexican subsidiaries in 2009. See note 8 for additional information.

As described in note 2, we establish reserves for the ultimate cost of settling claims on reported and unreported insured events that have occurred on or before the respective reporting period. These liabilities are associated primarily with our mortgage, lifestyle protection and long-term care insurance products and represent our best estimates of the liabilities at the time based on known facts, historical trends of claim payments and other external factors, such as various trends in economic conditions, housing prices, employment rates, mortality, morbidity and medical costs.

While the liability for policy and contract claims represents our current best estimates, there may be additional adjustments to these amounts based on information and trends not presently known. Such adjustments, reflecting any variety of new and adverse or favorable trends, could possibly be significant, exceeding the currently recorded reserves by an amount that could be material to our results of operations, financial condition and liquidity.

For 2011, the increase in the ending liability for policy and contract claims was primarily related to our long-term care insurance business due to growth and aging of the in-force block and claims experience including the severity and duration of existing claims, particularly in older issued policies. In addition, our U.S. Mortgage Insurance segment increased the ending liability due primarily to a reserve strengthening in the second quarter of 2011, partially offset by lower new delinquencies in the current year along with stable aging of existing delinquencies in the second half of 2011. The decline in paid claims was primarily driven by lower claim counts and lower average claim payments reflecting lower loan balances, partially offset by lower benefits from our captive reinsurance arrangements.

During 2011, 2010 and 2009, we strengthened reserves by $651 million, $799 million and $421 million, respectively, as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

In 2011, we increased prior year reserves in our U.S. Mortgage Insurance segment by $415 million from $2,282 million as of December 31, 2010. During 2011, we strengthened reserves due to worsening trends in recent experience as well as market trends in an environment of continuing weakness in the U.S. residential real estate market. These trends reflected a decline in cure rates in the second half of 2011 for delinquent loans and continued aging trends in the delinquent loan inventory. These trends were associated with a range of factors, including slow-moving pipelines of mortgages in some stage of foreclosure and delinquent loans under consideration for loan modifications. Specifically, reduced cure rates were driven by lower borrower self-cures and lower levels of lender loan modifications outside of government-sponsored modification programs. The decline in cure rates was also concentrated in earlier term delinquencies at a level higher than expected or historically experienced. In our U.S. Mortgage Insurance segment, loss mitigation actions that occurred during 2011 resulted in a reduction of expected losses of $567 million.

In 2011, we increased prior year claim reserves related to our long-term care insurance business by $232 million from $3,633 million as of December 31, 2010. We have experienced an increase in severity and duration of claims associated with observed loss development, particularly in older issued policies along with refinements to our estimated claim reserves all of which contributed to the reserve increase.

For our other businesses, the remaining unfavorable development in 2011 related to refinements to our estimates as part of our reserving process on both reported and unreported insured events occurring in the prior year that were not significant.

For 2010, the increase in the ending liability for policy and contract claims was primarily related to our long-term care insurance business as a result of the aging of existing claims coupled with emerging claim experience. Our ending liability for policy and contract claims related to our U.S. Mortgage Insurance segment as of December 31, 2010 remained relatively flat as the increase in reserves during the year were largely offset by paid claims.

In 2010, we increased prior year reserves in our U.S. Mortgage Insurance segment by $514 million from $2,289 million as of December 31, 2009. As part of our reserving methodology, we estimate the number of loans in our delinquent loan inventory that we expect to be rescinded or modified over time as part of our loss mitigation activities, as well as estimates of the number of loans for which coverage may be reinstated under certain conditions following a rescission or modification action. The strengthening of reserves in 2010, particularly in the second half of 2010, related to a more significant decline in expected benefits from our loss mitigation activities than we had estimated at the end of 2009. Underperforming loan servicers and government programs contributed to higher foreclosure levels than expected that resulted in the continued aging of the delinquent loan inventory and thus reduced our benefits related to loan modifications. In our U.S. Mortgage Insurance segment, loss mitigation actions that occurred during 2010 resulted in a reduction of expected losses of $734 million.

In 2010, we increased prior year claim reserves related to our long-term care insurance business by $276 million from $3,138 million as of December 31, 2009. We experienced an increase in severity and duration of claims associated with observed loss development, particularly in older issued policies, along with refinements to our estimated claim reserves all of which contributed to the reserve increase.

For our other businesses, the remaining unfavorable development in 2010 related to refinements to our estimates as part of our reserving process on both reported and unreported insured events occurring in the prior year that were not significant.

For 2009, the increase in the ending liability for policy and contract claims was primarily related to our U.S. mortgage, long-term care and international mortgage insurance businesses as a result of the unfavorable global economic and housing market conditions. Reinsurance recoverable amounts associated with captive reinsurance in our U.S. mortgage insurance business increased moderately during 2009. However, benefits associated with certain of these arrangements were limited during 2009 due to trust account balance restrictions and loss level limitations.

In 2009, we increased prior year reserves in our U.S. Mortgage Insurance segment by $515 million from $1,711 million as of December 31, 2008. The strengthening of reserves related to the aging of the underlying delinquent loans. With the decline in home values and tightening credit liquidity in 2009, the ability to cure a delinquent loan has become increasingly difficult to achieve and caused an increase in the aging of delinquent loans. These aged delinquent loans also had a higher estimated claim rate as compared to the prior year as a result of deteriorating loss development trends and the adverse market and economic conditions. The rapid increase in unemployment levels and home price depreciation as well as the severe deterioration of the overall economic environment in early 2009 could not have been predicted at the time these reserves were established. The increase in reserves was partially offset by our loss mitigation activities which reduced our prior year reserves by $465 million.

As of December 31, 2009, our policy and contract claims liability related to our U.S. Mortgage Insurance segment also included a settlement of arbitration proceedings with a lender regarding certain bulk transactions in the third quarter of 2009 of $95 million, consisting of net paid claims of $203 million and a decrease in reserves of $108 million which were included in the current year incurred and paid claims in the chart above.

In 2009, we strengthened prior year claim reserves related to our long-term care insurance business by $223 million from $2,735 million as of December 31, 2008. We experienced an increase in severity and duration of claims associated with observed loss development, particularly in older issued policies, along with refinements to our estimated claim reserves all of which contributed to the reserve increase.

We also strengthened prior year claim reserves related to our international mortgage insurance business in 2009 by $125 million from $366 million as of December 31, 2008. This strengthening was primarily related to an increase in delinquencies, particularly in Canada and Europe, as a result of slowing economies, rising unemployment, falling real estate values and reduced consumer spending in those countries that were experienced at the end of 2008. The impact of these market and economic events could not have been predicted at the time these reserves were established.

For our other businesses, the remaining unfavorable prior year development in 2009 related to refinements to our estimates as part of our reserving process on both reported and unreported insured events occurring in the prior year that were not significant.